1 | September 12, 2012 WEYERHAEUSER Patty Bedient Executive Vice President and Chief Financial Officer UBS Global Paper & Forest Products Conference New York | September 12, 2012

2 | September 12, 2012 FORWARD-LOOKING STATEMENT This presentation contains statements concerning the Company’s future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on various assumptions and may not be accurate because of risks and uncertainties surrounding the assumptions. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on Company operations or financial condition. The Company will not update these forward-looking statements after the date of the presentation. Some forward-looking statements discuss the Company’s plans, strategies and intentions. They use words such as “expects,” “may,” “will,” “believes,” “should,” approximately,” “anticipates,” “estimates,” and “plans.” In addition, these words may use the positive or negative or a variation of those terms. This presentation contains forward-looking statements regarding the Company’s expectations regarding the Company’s potential to create value over time; export log realizations, domestic prices, Southern log price realizations, earnings from the disposition of non-strategic timberlands, and third quarter earnings in the Timberlands segment; sales volumes, sales realizations for various products, log costs, and third quarter earnings in the Wood Products segment; selling prices and sales volumes for pulp, productivity and annual maintenance expense, chemical and fiber costs, energy costs and freight expense, and third quarter earnings in the Cellulose Fibers segment; and home closings, selling prices and gross margins, selling expenses, and third quarter earnings in the Real Estate segment. Major risks, uncertainties and assumptions that affect the Company’s businesses and may cause actual results to differ from these forward-looking statements include, but are not limited to: • general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, strength of the U.S. dollar; • market demand for the Company’s products, which is related to the strength of the various business segments and economic conditions; • performance of the Company’s manufacturing operations, including maintenance requirements; • raw material prices and energy and transportation costs; • successful execution of internal performance plans including restructurings and cost reduction initiatives; • level of competition from domestic and foreign producers; • the effect of weather and the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; • federal tax policies; • the effect of forestry, land use, environmental and other governmental regulations; • legal proceedings; • the effect of timing of retirements and changes in the market price of our common stock on charges for share-based compensation; • changes in accounting principles; • performance of pension fund investments and derivatives; and • the other factors described under “Risk Factors” in the Company’s annual report on Form 10-K. The Company also is a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan and China. It also is affected by changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Canadian dollar, Euro and Yen. Restrictions on international trade or tariffs imposed on imports also may affect the Company.

3 | September 12, 2012 REASONS TO OWN WEYERHAEUSER • Financially attractive, sustainably managed timberlands • Tax efficient REIT structure – Aligns with timberlands focused strategy – Significant cash flow benefits • Company positioned for strong EBITDA growth – Housing recovery is underway – Positioned to leverage growth in domestic and global markets – Continued operational excellence and disciplined cost management • Strong liquidity and improving capital structure Committed to a Sustainable Dividend that We Expect to Grow Over Time

4 | September 12, 2012 HOUSING RECOVERY IS UNDERWAY Housing Will Return to Long-Term Trend Levels 0.0 0.5 1.0 1.5 2.0 2.5 2000 2002 2004 2006 2008 2010 2012 2014 *RISI *John Burns *Global Insight Total U.S. Housing Starts (Seasonally Adjusted Annual Rate) Million Units Quarterly Source: Census *Forecast The Harvard Joint Center for Housing Studies forecasts trend (2015 and beyond) housing starts ranging between 1.6 and 1.9 million units

5 | September 12, 2012 REVENUE BY SEGMENT Timberlands $1.7 Wood Products $2.6 Cellulose Fibers $2.0 WRECO $0.9 Revenue Including Intersegment Sales (Last twelve months, LTM) $7.2 billion1 1 A reconciliation to GAAP is set forth on slide 23

6 | September 12, 2012 TIMBERLANDS • US West – Nearly two million acres – High-value Douglas fir – Well-located for export markets • US South – Over four million acres – Primarily loblolly pine • Uruguay – Over 300,000 acres – Loblolly pine and eucalyptus • North America 100% certified to sustainable forestry standards US West US South

7 | September 12, 2012 TIMBERLANDS • Positive long-term supply and demand dynamics – Growing domestic and global markets for logs – Canadian supply declining due to Mountain Pine beetle • Our competitive advantages – Increasing harvest volume and value – Sawlog focus – Innovative silviculture – Unique export capability – Scale logistics • Additional sources of income – Minerals oil and gas – Biomass TIMBERLANDS Revenue (LTM)1 $1.7 billion EBITDA (LTM)2 $415 million Key Economic Indicators US housing starts Asian log demand World-Class Timber Holdings in the Best Timber-Growing Regions 1 Includes intersegment sales. A reconciliation to GAAP is set forth on slide 23 2 A reconciliation to GAAP is set forth on slide 24

8 | September 12, 2012 CANADA: DIMINISHING SHARE OF U.S. MARKET • Canadian lumber available to U.S. lower due to mountain pine beetle and growth in offshore exports Source: International Wood Markets, RISI Billion Board Feet 2005 2010 2015 2020 Canadian Lumber Production 35 24 29 28 Domestic Consumption (11) (11) (11.5) (12) Offshore Exports (2.5) (4) (5.5) (6) Available for U.S. 21.5 9 12 10 U.S. Demand 64 32.5 48 50 Canadian Share of U.S. 34% 28% 25% 20% Positive Trend for Our Timberlands and Lumber Businesses

9 | September 12, 2012 Lumber 48% Engineered Wood Products 19% OSB / Plywood Panels 17% Specialty Products & Other 16%WOOD PRODUCTS Export 6% Broad Market Reach (% of 2011 Sales) Diverse Product Mix (% of 2011 Sales) Non- Residential / Other 26% Residential 68% Business Facilities Capacity Softwood Lumber 18 4.5 BBF OSB 6 3.0 BSF Engineered Wood Products 10 Solid Section – 33 MMCF TJI – 380 MMLF Distribution 22 Located in strong US housing markets

10 | September 12, 2012 WOOD PRODUCTS • Positive business outlook – Significant leverage to US housing recovery – Mountain Pine beetle constrains supply of Canadian lumber • Our business focus – Improving operating performance – Reducing costs – Expanding customer base and market reach – Product innovation WOOD PRODUCTS Revenue (LTM)1 $2.6 billion EBITDA (LTM)2 $51 million Key Economic Indicators US housing starts Repair & remodel Diverse Mix of Building Products Leveraged to Housing Recovery 1 Includes intersegment sales. A reconciliation to GAAP is set forth on slide 23 2 A reconciliation to GAAP is set forth on slide 24

11 | September 12, 2012 REAL ESTATE • Top 20 builder of single-family homes • Operate in select markets with positive long-term trends • Industry-leading customer satisfaction and margins

12 | September 12, 2012 REAL ESTATE • US housing is recovering • Innovating with new products, features and buyer services • Controlling costs • Enhancing margins • Repositioning land portfolio REAL ESTATE Revenue (LTM)1. $0.9 billion EBITDA (LTM)2. $95 million Key Economic Indicators US single-family starts Employment growth Demographic trends Unique Value Propositions and Industry-Leading Margins 1 Includes intersegment sales. A reconciliation to GAAP is set forth on slide 23 2 A reconciliation to GAAP is set forth on slide 24

13 | September 12, 2012 CELLULOSE FIBERS Fluff 42% Specialty (Crosslink, Pearl) 25% Pulp for Premium Towel & Tissue 22% Liquid Packaging 17% N & S America 38% Asia (Non- Japan) 25% Japan 16% Europe 13% EMEA1. 8% Diverse Product Mix (% of 2011 Sales) Broad Market Reach (% of 2011 Sales) 1. EMEA = Eastern Europe, Middle East and Africa

14 | September 12, 2012 CELLULOSE FIBERS • Expanding margins through focus on value-added products • Growing strategic customer relationships • World-class industry efficiency and highly competitive manufacturing costs • Innovating with new and “next generation” proprietary fibers CELLULOSE FIBERS Revenue (LTM)1. $2.0 billion EBITDA (LTM)2. $502 million Key Economic Indicators Global fluff demand World GDP Emerging market demographics Growing Global Market Reach with Innovative, Value-Added Products 1 Includes intersegment sales. A reconciliation to GAAP is set forth on slide 23 2 A reconciliation to GAAP is set forth on slide 24

15 | September 12, 2012 UPDATED OUTLOOK: 2012 Q3 (Changes Highlighted) SEGMENT COMMENTS Timberlands • Slightly lower export log realizations, and lower domestic prices for Western logs • Somewhat lower Southern log price realizations due to mix • Higher earnings from disposition of non-strategic timberlands • Expect 2012 Q3 earnings to be comparable to 2012 Q2 Wood Products • Anticipate flat to slightly lower sales volumes • Significantly higher sales realizations for OSB. Sales realizations for lumber have not experienced the normal seasonal softening • Log costs projected to increase in Canada, remain flat in the South and decline in the West • Expect 2012 Q3 earnings to be higher than 2012 Q2 Cellulose Fibers • Weaker selling prices for pulp, offset by higher sales volumes • Improved productivity and lower planned annual maintenance expense • Reduced chemical, energy and fiber costs, and slightly higher freight expense • Expect 2012 Q3 earnings to be significantly higher than 2012 Q2 Real Estate • Higher home closing volume due to seasonality and improved market conditions • Slightly lower average selling prices due to mix, and gross margins of approximately 20% • Increased selling expenses due to additional closing volume • Expect increased earnings from single-family homebuilding operations in 2012 Q3

16 | September 12, 2012 PRIORITIES FOR CAPITAL ALLOCATION • Returning cash to shareholders • Improving capital structure – Strong liquidity and reducing interest expense – Managing retirement liabilities • Investing in our businesses – Disciplined capital expenditures – Growth opportunities

17 | September 12, 2012 DIVIDEND PAYOUT POLICY • Targeting a dividend payout ratio of 75% of Funds Available for Distribution (FAD) over cycle – FAD defined as cash flow before debt repayment and dividends – Will consider repurchasing shares • Current quarterly dividend of 15 cents per share, or 60 cents per share on annualized basis – 2012 dividend payout ratio will likely exceed 75% of FAD, given current outlook Committed to a Sustainable Dividend that We Expect to Grow Over Time

18 | September 12, 2012 COMMITTED TO STRONG LIQUIDITY AND IMPROVING CAPITAL STRUCTURE • Strong liquidity – $1 billion credit facility, expires June 2015 – no borrowings outstanding – Cash balance as of 6/30/2012: $861 million Strong Capital Structure Supports Sustainability of Dividend $ millions 2012 2013 2014 2015 2016 2017 Total Debt Beginning of Year $4,478 $4,290 $3,881 $3,866 $3,866 $3,866 Maturities (188) (409) (15) 0 0 (281) End of Year $4,290 $3,881 $3,866 $3,866 $3,866 $3,585

19 | September 12, 2012 REASONS TO OWN WEYERHAEUSER • Financially attractive, sustainably managed timberlands • Tax efficient REIT structure – Aligns with timberlands focused strategy – Significant cash flow benefits • Company positioned for strong EBITDA growth – Housing recovery is underway – Positioned to leverage growth in domestic and global markets – Continued operational excellence and disciplined cost management • Strong liquidity and improving capital structure Committed to a Sustainable Dividend that We Expect to Grow Over Time

20 | September 12, 2012 APPENDIX

21 | September 12, 2012 WEYERHAEUSER THIRD-PARTY AWARDS AND RECOGNITIONS Most Admired Companies FORTUNE Magazine, 2006–2012 World’s Most Ethical Companies Ethisphere Institute, 2009, 2010, 2012 Top 100 S&P 500 Clean Capitalism Ranking Corporate Knights, 2012 100 Best Corporate Citizens Corporate Responsibility Magazine, 2008– 2012 Joint Sector Leader Forest Footprint Disclosure Project, 2011 Oekom Prime Status Oekom Research, 2011 Dow Jones Sustainability Index, World Sustainable Asset Management and Dow Jones Indexes, 2005/06–2011/12 Bronze Class Distinction, The Sustainability Yearbook Sustainable Asset Management 2011– 2012 FTSE4Good Index Series FTSE Group, 2005–2008, 2011–2012 Maplecroft Climate Innovation Indexes Cycles 1 (Leader), 2, and 3 ECPI Global Equity Indices Developed Ethical+Equity, Ethical Global Equity, Global ESG Alpha Equity, and Global Alpha 40 Equity

22 | September 12, 2012 RECONCILIATION TO GAAP: TOTAL REVENUE $ millions 2011 Q3 through 2012 Q2 Timberlands Wood Products Cellulose Fibers Real Estate Total Sales to and Revenues from Unaffiliated Customers (GAAP) $1,038 $2,555 $1,958 $920 $6,471 Intersegment Sales (GAAP) 657 79 0 0 736 Revenue Including Intersegment Sales $1,695 $2,634 $1,958 $920 $7,207

23 | September 12, 2012 RECONCILIATION TO GAAP: EBITDA 1EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. EBITDA , as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, special items and interest included in cost of products sold. EBITDA should not be considered in isolation from and is not intended to represent an alternative to our results computed under GAAP. $ millions 2011 Q3 through 2012 Q2 Timberlands Wood Products Cellulose Fibers Real Estate Other Total EBITDA1 $415 $50 $502 $95 ($104) $958 Depreciation, Depletion and Amortization (139) (140) (147) (12) (25) (463) Special Items 0 (46) 0 0 98 52 Capitalized Interest Included in Cost of Products Sold 0 0 0 (30) (9) (39) Operating Income (GAAP) $276 ($136) $355 $53 ($40) $508 Interest Income and Other 3 2 4 5 36 50 Net Contribution from Discontinued Operations 0 (17) 0 0 54 37 Net Contribution to Earnings (GAAP) $279 ($151) $359 $58 $50 $595

24 | September 12, 2012 RECONCILIATION TO GAAP: SG&A EXPENSE $ millions 2009 2010 2011 YTD 2012 SG&A Expense, Excluding Pension & OPEB $746 $653 $562 $273 Pension & Postretirement Costs (Credits) (65) (3) 39 19 SG&A Expense (GAAP) $681 $650 $601 $292

25 | September 12, 2012 PATTY BEDIENT Patty Bedient was named Executive Vice President and Chief Financial Officer in April 2007. She became senior vice president of Finance and Strategic Planning in February 2006 and from February 2003 to 2006 she served as vice president of Strategic Planning. Prior to joining the company, Patty was with Arthur Andersen LLP for 27 years, where she served a number of clients in the forest products, manufacturing, distribution and educational service industries. She began her career with Arthur Andersen in Portland, Oregon, becoming a partner in 1987. In 1993 she transferred to the Boise, Idaho, office. From 1999-2002 she served as the managing partner for the Seattle office and as the partner in charge of the firm's forest products practice. Bedient attended Oregon State University where she received a bachelor of science degree in Business Administration, with a concentration in accounting and finance. Patty is a certified public accountant and is a member of the American Institute of CPAs and the Washington Society of CPAs. She currently serves on the board of directors of Alaska Air Group, the Oregon State University Foundation board of trustees, the advisory board for the University of Washington School of Business, and the San Francisco regional advisory board for FM Global. She has served on the boards of the World Forestry Center, the Forest History Society, and the Forest Research Lab advisory committee, Oregon State University. Bedient was recently recognized by the Wall Street Journal as one of the top 25 finance executives at S&P 500 companies.

26 | September 12, 2012 WEYERHAEUSER